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                                                                EXHIBIT 10.2



         CONSENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENTS

         This CONSENT AND FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENTS ("Amendment") is made and entered into as of the 31st day of October, 1997, by and among NATIONAL AMERICAN CORPORATION, a Nevada corporation, with its chief executive office located at 2711 LBJ Freeway, Suite 200, Dallas, Texas 75234 ("NACO"), FOXWOOD CORPORATION, a South Carolina corporation, with its chief executive office located at 2711 LBJ Freeway, Suite 200, Dallas, Texas 75234 ("Foxwood"), and FOOTHILL CAPITAL CORPORATION, a California corporation, with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333 ("Foothill"), and is made with reference to the following facts:

                              W I T N E S S E T H:

         WHEREAS, on or about July 10, 1996, Foothill and, inter alia, NACO and Foxwood entered into that certain Loan and Security Agreement ("Loan Agreement") which provided for borrowings from time to time and pledges of various security interests to secure the repayments of such borrowings, all on the terms and conditions set forth therein; and

         WHEREAS, in accordance with the terms of the Loan Agreement, on or about July 10, 1996 NACO and Foothill entered into that certain Pledge and Security Agreement ("NACO Pledge Agreement"), whereby, among other things, Borrower pledged the stock of various subsidiaries to Foothill, all as more fully set forth on Exhibit "A" attached thereto; and

         WHEREAS, one of the subsidiaries whose stock was pledged by Borrower, Foxwood, similarly executed a Pledge and Security Agreement dated as of July 10, 1996 ("Foxwood Pledge Agreement") whereby Foxwood pledged all of its interest in certain of its subsidiaries, including inter alia, the stock of Carolina Landing Corporation ("Carolina"); and
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         WHEREAS, NACO desires to acquire the stock of Carolina from Foxwood, and repledge it to Foothill, to which Foothill has consented, on the terms and conditions set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


         1. Exhibit "A" to the NACO Pledge Agreement is deleted in its entirety, and Exhibit "A" attached hereto and incorporated by reference hereby is substituted in its place and stead.


         2. Exhibit "A" to the Foxwood Pledge Agreement is amended by deleting therefrom the reference to Carolina Landing Corporation.

         3. NACO and Foxwood each represents and warrants to Foothill that as of the date of the execution of this agreement, stock certificate #2 in the amount of 250 shares represents all of the outstanding shares of the stock of Carolina Landing Corporation.

         4. Foothill hereby consents to the sale by Foxwood to Borrower of the stock of Carolina. Such consent does not constitute a waiver of Foothill's right to refuse consent to any other proposed future corporate restructurings, acquisitions, or dispositions.

         5. Except as expressly modified herein, the Foxwood Pledge Agreement, the NACO Pledge Agreement, and the Loan Agreement remain in full force and effect and are reaffirmed by the parties hereto.

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

                                   By
                                     -------------------------------------
                                   Title:
                                          --------------------------------


                                      2

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                                   NATIONAL AMERICAN CORPORATION,
                                   a Nevada corporation

                                   By:     s/Walter B. Jaccard
                                      ------------------------------------
                                   Title:  Vice President
                                          --------------------------------

                                   FOXWOOD CORPORATION,
                                   a South Carolina corporation

                                   By:     s/Walter B. Jaccard
                                      ------------------------------------
                                   Title:  Vice President
                                          --------------------------------





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                                   EXHIBIT A

                                     Stock


           Name of Company                                    Stock Certificate No.            No. of Shares
----------------------------------------------------          ---------------------            -------------
1.     Beech Mountain Lakes Corporation                                 1                              10
2.     Carolina Landing Corporation                                     2                             250
3.     Carriage Manor Corporation                                       1                               3
4.     Cherokee Landing Corporation                                     1                             250
5.     Chief Creek Corporation                                          3                             500
6.     Lawrence E. Steelman & Co., Inc.                                 4                              80
           (now Dixie Resort Corporation)
7.     Lawrence E. Steelman & Co., Inc.                                 5                              20
           (now Dixie Resort Corporation)
8.     Foxwood Corporation                                              1                             250
9.     GL Land Development Corporation                                  1                               5
10.    GL Land Development Corporation                                  2                             245
11.    LML Resort Corporation                                           1                           1,000
12.    Lake Royale Corporation                                          1                             250
13.    Lake Tansi Village, Inc.                                         1                              10
14.    Natchez Trace Wilderness Preserve Corporation                    3                             500
15.    Quail Hollow Plantation Corporation                              1                             100
16.    Quail Hollow Village, Inc.                                       1                              10
17.    Recreation Land Corporation                                      1                             500
18.    Recreation Properties, Inc.                                      1                             100
19.    The Villas of Hickory Hills, Inc.                                4                             500





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